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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D. C. 20549

                            --------------------------

                                     FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934
                             -------------------------

          Date of Report (Date of earliest event reported): July 16, 2004

                           MERRILL LYNCH DEPOSITOR, INC.
                      (ON BEHALF OF PPLUS TRUST SERIES FMC-1)
              (Exact name of registrant as specified in its charter)

       DELAWARE             001-31620                      13-3891329
   (State or other        (Commission                (I. R. S. Employer
   jurisdiction  of        File Number)              Identification No.)
    incorporation)

     WORLD FINANCIAL CENTER,                                     10080
       NEW YORK, NEW YORK                                     (Zip Code)
      (Address of principal
       executive offices)

                            --------------------------

        Registrant's telephone number, including area code: (212) 449-1000

                       INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  None.

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

                  None.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  None.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not Applicable.


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ITEM 5.  OTHER EVENTS

         99.1 Distribution to holders of the PPLUS Trust Series FMC-1 on July 16, 2004.

                           For information with respect to the underlying
                  securities held by PPLUS Trust Series FMC-1, please refer to Ford Motor Company's (Commission file number 001-03950) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

                           Although we have no reason to believe the information
                  concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

                  Not Applicable.

         (b)      Pro forma financial information.

                  Not Applicable.

         (c)      Exhibits.

                  99.1 Trustee's report in respect of the July 16, 2004 distribution to holders of the PPLUS Trust Series FMC-1.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9.  REGULATION FD DISCLOSURE

                  None.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

         None.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
         PLANS

         Not Applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Not Applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           MERRILL LYNCH DEPOSITOR, INC.

Date: July 21, 2004                        By:  /s/ Brian Barrett
                                                -----------------------
                                                Name:    Brian Barrett
                                                Title:   President



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                                  EXHIBIT INDEX


99.1 Trustee's report in respect of the July 16, 2004 distribution to holders of the PPLUS Trust Series FMC-1.